CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President & Chief Executive Officer of First Trust Value Line Dividend Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 6, 2004                  /S/ JAMES A. BOWEN
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                                        James A. Bowen, Chairman of the Board,
                                        President & Chief Executive Officer
                                        (principal executive officer)

I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer & Chief Accounting Officer of First Trust Value Line Dividend Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: February 6, 2004                   /S/ MARK R. BRADLEY
     -------------------------------     ---------------------------------------
                                         Mark R. Bradley, Treasurer, Controller,
                                         Chief Financial Officer & Chief
                                         Accounting Officer
                                         (principal financial officer)